UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 4, 2009

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Deutsche Bank Trust Company Americas
Trust & Securities Services – GDS
60 Wall Street
27th Floor
New York, New York		10005
(Address of principal executive offices)		(Zip Code)

(615) 835-2749

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                             Other Events.

On February 25, 2009, Cliffs Natural Resources Inc. (“Cliffs”) filed a current report on Form 8-K that announced a one-month production shutdown of its wholly-owned subsidiary, Northshore Mining Company (“Northshore”), to occur during April 2009.  Cliffs reported that the curtailment will reduce production at Northshore to approximately 3.7 million tons in 2009. Cliffs’ filing stated that the announcement reflects continuing difficult economic conditions of the global steel and iron ore industry. Cliffs also reported that Northshore anticipates restarting its two larger pelletizing lines at the beginning of May 2009. Cliffs noted in its announcement that Northshore has the capability to produce 5.8 million tons annually when operated at its full capacity.

Mesabi Trust receives royalties based on the volume of shipments and the selling prices of iron ore products shipped by Northshore, the lessee/operator of the Mesabi Trust lands. The Trustees of the Mesabi Trust have not received any information regarding the estimated volume of shipments from Northshore in 2009 and, therefore, cannot predict what impact the recently announced curtailment will have on the Trust’s royalties.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains certain forward-looking statements with respect to iron ore pellet production, iron ore pricing, shipments by Northshore in 2009, royalty amounts, which statements are intended to be made under the safe harbor protections of the Private Securities Litigation Reform Act of 1995, as amended.  Actual production, prices and shipments of iron ore pellets, as well as actual royalty levels (including bonus royalties) could differ materially from current expectations due to inherent risks such as general and industry economic trends, uncertainties arising from war, terrorist events and other global events, higher or lower customer demand for steel and iron ore, environmental compliance uncertainties, higher imports of steel and iron ore substitutes, processing difficulties, consolidation and restructuring in the domestic steel market, indexing features in Cliffs customer agreements resulting in adjustments to royalties payable to the Trust and other factors.  Further, substantial portions of royalties earned by Mesabi Trust are based on estimated prices that are subject to interim and final adjustments, which can be positive or negative, and are dependent in part on multiple price and inflation index factors under Cliffs customer agreements to which the Trust is not a party and that are not known until after the end of a contract year.  Although the Mesabi Trustees believe that any such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties, which could cause actual results to differ materially.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

	By:	/s/ Kenneth R. Ring
Kenneth R. Ring
Vice President
Deutsche Bank National Trust Company
For Deutsche Bank Trust Company Americas

Dated: March 5, 2009